--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 17, 2006
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amendment of SERP

On February 17, 2006, upon the approval of the Compensation and Stock Option Committee of the Board of Directors (the "Board") of SYSCO Corporation (the "Company"), the Board ratified the First Amendment (the "Amendment") to the Sixth Amended and Restated SYSCO Corporation Supplemental Executive Retirement Plan (the "SERP"). The Amendment, which is effective as of July 2, 2006, modifies the SERP's definition of "final average compensation," which is one of the variables used to determine the amount of a participant's SERP benefit (which benefit is generally paid monthly in an annuity form).

Prior to the Amendment, the SERP defined final average compensation generally as a participant's average monthly "eligible earnings" (as defined in the SERP) for the 5 consecutive years out of the 10 years prior to the earliest to occur of certain specified events (i.e., death, disability, retirement, certain change of control situations, and the "freezing" of a participant's participation in the SERP as a result of the participant being no longer eligible to participate in the Company's Management Incentive Plan) that yielded the highest average monthly eligible earnings. The Amendment removes the requirement that the 5 years used to determine final average compensation be consecutive [i.e., final average compensation is now defined as a participant's average monthly eligible earnings for the 5 years (not necessarily consecutive) out of the 10 years prior to the earliest to occur of the specified events described above that yield the highest average monthly eligible earnings].

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SYSCO CORPORATION



Date: February 22, 2006                 By:   /s/ Michael C. Nichols
                                               ---------------------------------
                                               Michael C. Nichols
                                               Vice President, General Counsel
                                                   and Corporate Secretary




                                       3